Exhibit 99.2

Seacoast Announces the Acquisition of Villages Bancorporation, Inc.

Continues Seacoast’s Successful M&A Strategy, Expanding its Footprint into Attractive Market Known as The Villages

Adds a Unique and Valuable Franchise with a Strong Core Deposit Base and Stable Cost of Funds

STUART, Fla., May 29, 2025 -- Seacoast Banking Corporation of Florida (“Seacoast” or the “Company”) (NASDAQ: SBCF), the holding company for Seacoast National Bank (“Seacoast Bank”), announced today that it has signed a definitive agreement to acquire Villages Bancorporation, Inc. (“VBI”), parent company of Citizens First Bank based in The Villages, FL.

The Villages is a unique planned community in Central Florida, with one of the highest population growth rates in the United States. The Villages community is home to approximately 150,000 residents in over 77,000 homes spanning 60,000 acres with more than 6 million square feet of commercial space and a 97% average occupancy rate. VBI is the 11th largest bank in the state of Florida with $4.1 billion in assets as of March 31, 2025. VBI operates 19 branches with deposits of approximately $3.5 billion and loans of approximately $1.3 billion as of March 31, 2025. As the only community-focused bank deeply integrated into The Villages, VBI has a leading deposit share of over 50% in the Wildwood-The Villages MSA. Following completion of this transaction and the recently announced Heartland Bancshares, Inc. acquisition, Seacoast will have pro forma total assets of $21 billion, total deposits of $17 billion and gross loans of $12 billion, based on financial data as of March 31, 2025.

“VBI serves a thriving and rapidly growing customer base characterized by strong financial stability and consistent demand for tailored financial products. This is a rare partnership opportunity to continue the legacy of high quality service to the Villages community with a shared vision for the many years of growth that lay ahead. We are excited to complement VBI’s strengths with Seacoast’s innovative products and breadth of offerings in this unique market,” said Charles M. Shaffer, Seacoast’s Chairman and CEO. “We believe this partnership is attractive to all stakeholders, with the continuation of a strong service-oriented culture for our associates, an attractive increase in profitability and earnings within a reasonable earnback period for our shareholders, and expanding products and services for our new customers. We are excited to welcome all the Citizens First Bank associates, customers, and communities to the Seacoast franchise.”

“Since its founding in 1992, VBI has been committed to providing the very best banking experience for our customers. Now, in partnership with Seacoast, we are positioned to further accelerate this commitment, creating a best-in-class banking experience supported by a great team of professionals,” said Jay Bartholomew, Chief Executive Officer of VBI. “We are delighted to join with Seacoast Bank, which shares our values and has been serving Florida consumers and businesses for nearly a century.”

The proposed transaction exemplifies Seacoast’s M&A focus on attractive growth markets and high-quality, relationship-supported franchises. Seacoast expects the transaction to be approximately 22% accretive to earnings per share in 2026, with tangible book value dilution earned back in under three years.

Under the terms of the definitive agreement, each share of VBI common stock will be converted at closing into the right to receive (i) $1,000.00 in cash, (ii) 38.5000 shares of Seacoast common stock or (iii) a 25%-75% combination of cash and common stock, at the shareholders’ election. The final election will be subject to a proration mechanism such that 25% of VBI shares of common stock will receive the cash consideration and 75% of VBI shares of common stock will receive the stock consideration. In the event any shareholder or shareholder group would receive more than 9.75% of cumulative outstanding Seacoast common stock as of the closing of the transaction, non-voting convertible preferred stock would be issued in lieu of the excess amount of common shares. Based on Seacoast’s closing price of $24.91 as of May 28, 2025, the aggregate value of merger consideration to be paid by Seacoast would be approximately $710.8 million.

Closing of the transaction is expected in the fourth quarter of 2025, following receipt of approvals from regulatory authorities, the approval of VBI shareholders, and the satisfaction of other customary closing conditions. Piper Sandler & Co. served as financial advisor and Alston & Bird LLP served as legal counsel to Seacoast. Raymond James & Associates, Inc. rendered a fairness opinion to Seacoast’s Board of Directors. Hovde Group, LLC served as financial advisor and Smith Mackinnon, PA served as legal counsel to VBI.

Investor Conference Call

Seacoast will host a conference call on Friday, May 30, 2025 at 8:30 a.m. (Eastern Time) to discuss the acquisition. Investors may call in (toll-free) by dialing (800) 715-9871 (Conference ID: 9657153). Charts will be used during the conference call and may be accessed at Seacoast’s website at www.SeacoastBanking.com by selecting “Presentations” under the heading “News/Events.” Additionally, a recording of the call will be made available to individuals shortly after the conference call and can be accessed via a link at www.SeacoastBanking.com under the heading “Corporate Information.” The recording will be available for one year.

About Seacoast Banking Corporation of Florida (NASDAQ: SBCF)

Seacoast Banking Corporation of Florida (NASDAQ: SBCF) is one of the largest community banks headquartered in Florida with approximately $15.7 billion in assets and $12.6 billion in deposits as of March 31, 2025. Seacoast provides integrated financial services including commercial and consumer banking, wealth management, mortgage and insurance services to customers at 79 full-service branches across Florida, and through advanced mobile and online banking solutions. Seacoast National Bank is the wholly-owned subsidiary bank of Seacoast Banking Corporation of Florida. For more information about Seacoast, visit www.SeacoastBanking.com.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Seacoast will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a proxy statement of VBI and a prospectus of Seacoast, and Seacoast will file other documents with the SEC with respect to the proposed merger. A definitive proxy statement/prospectus will be mailed to shareholders of VBI. Investors and shareholders of Seacoast and VBI are urged to read the entire proxy statement/prospectus and other documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by Seacoast through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by Seacoast will be available free of charge on Seacoast’s internet website or by contacting Seacoast.

Seacoast has filed a registration statement, as amended on Form S-4 containing a proxy statement of Heartland and a prospectus of Seacoast, and Seacoast will file other documents with respect to the proposed transaction. A definitive proxy statement/prospectus was mailed to the shareholders of Heartland. Investors and shareholders of Seacoast and Heartland are urged to read the entire proxy statement/prospectus and other documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information. Investors and shareholders may obtain these documents free of charge at the SEC’s website (www.sec.gov). In addition, documents filed with the SEC by Seacoast will be available free of charge by contacting Investor Relations at (772) 288-6085.

Heartland and VBI and each company’s directors and executive officers and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed merger. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Notice Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning, and protections, of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements about future financial and operating results, cost savings, enhanced revenues, economic and seasonal conditions in the Company’s markets, and improvements to reported earnings that may be realized from cost controls, tax law changes, new initiatives and for integration of banks that the Company has acquired, or expects to acquire, including Heartland and VBI, as well as statements with respect to Seacoast's objectives, strategic plans, expectations and intentions and other statements that are not historical facts. Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates and intentions about future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond the Company’s control, and which may cause the actual results, performance or achievements of Seacoast or Seacoast National Bank (“Seacoast Bank”) to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect the Company to update any forward-looking statements.

All statements other than statements of historical fact could be forward-looking statements. You can identify these forward-looking statements through the use of words such as “may”, “will”, “anticipate”, “assume”, “should”, “support”, “indicate”, “would”, “believe”, “contemplate”, “expect”, “estimate”, “continue”, “further”, “plan”, “point to”, “project”, “could”, “intend”, “target” or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the impact of current or future economic and market conditions generally (including seasonality) and in the financial services industry, nationally and within Seacoast’s primary market areas, including the effects of inflationary pressures, changes in interest rates, tariffs or trade wars (including reduced consumer spending, supply chain issues, and adverse impacts to credit quality), slowdowns in economic growth, and the potential for high unemployment rates, as well as the financial stress on borrowers and changes to customer and client behavior and credit risk as a result of the foregoing; potential impacts of adverse developments in the banking industry, including those highlighted by high-profile bank failures, and resulting impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto (including increases in the cost of our deposit insurance assessments), the Company's ability to effectively manage its liquidity risk and any growth plans, and the availability of capital and funding; governmental monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve, as well as legislative, tax and regulatory changes including overdraft and late fee caps (if implemented), and including those that impact the money supply and inflation; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest rate sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; changes in accounting policies, rules and practices; changes in retail distribution strategies, customer preferences and behavior generally and as a result of economic factors, including heightened or persistent inflation; changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of residential and commercial real estate, especially as they relate to the value of collateral supporting the Company’s loans; the Company’s concentration in commercial real estate loans and in real estate collateral in Florida; Seacoast’s ability to comply with any regulatory requirements and the risk that the regulatory environment may not be conducive to or may prohibit or delay the consummation of future mergers and/or business combinations, may increase the length of time and amount of resources required to consummate such transactions, and may reduce the anticipated benefit; inaccuracies or other failures from the use of models, including the failure of assumptions and estimates, as well as differences in, and changes to, economic, market and credit conditions; the impact on the valuation of Seacoast’s investments due to market volatility or counterparty payment risk, as well as the effect of a decline in stock market prices on our fee income from our wealth management business; statutory and regulatory dividend restrictions; increases in regulatory capital requirements for banking organizations generally; the risks of mergers, acquisitions and divestitures, including the Company’s ability to continue to identify acquisition targets, successfully acquire and integrate desirable financial institutions and realize expected revenues, revenue synergies and expense savings; changes in technology or products that may be more difficult, costly, or less effective than anticipated; the Company’s ability to identify and address increased cybersecurity risks, including those impacting vendors and other third parties which may be exacerbated by developments in generative artificial intelligence; fraud or misconduct by internal or external parties, which Seacoast may not be able to prevent, detect or mitigate; inability of Seacoast’s risk management framework to manage risks associated with the Company’s business; dependence on key suppliers or vendors to obtain equipment or services for the business on acceptable terms; reduction in or the termination of Seacoast’s ability to use the online- or mobile-based platform that is critical to the Company’s business growth strategy; the effects of war or other conflicts, acts of terrorism, natural disasters, including hurricanes in the Company’s footprint, health emergencies, epidemics or pandemics, or other catastrophic events that may affect general economic conditions and/or increase costs, including, but not limited to, property and casualty and other insurance costs; Seacoast’s ability to maintain adequate internal controls over financial reporting; potential claims, damages, penalties, fines, costs and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the risks that deferred tax assets could be reduced if estimates of future taxable income from the Company’s operations and tax planning strategies are less than currently estimated, the results of tax audit findings, challenges to our tax positions, or adverse changes or interpretations of tax laws; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, non-bank financial technology providers, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions; the failure of assumptions underlying the establishment of reserves for expected credit losses; a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, and uncertainties surrounding the federal budget and economic policy, including the impact of tariffs and trade policies; the risk that balance sheet, revenue growth, and loan growth expectations may differ from actual results; and other factors and risks described in any of the Company's subsequent reports filed with the SEC and available on its website at www.sec.gov.

The risks relating to the proposed Heartland and VBI mergers include, without limitation, failure to obtain the approval of shareholders of Heartland and VBI in connection with the mergers; the timing to consummate the proposed mergers; the risk that a condition to the closing of the proposed mergers may not be satisfied; the risk that a regulatory approval that may be required for the proposed VBI merger is not obtained or is obtained subject to conditions that are not anticipated; the parties' ability to achieve the synergies and value creation contemplated by the proposed merger; the parties' ability to promptly and effectively integrate the businesses of the Company, Heartland and VBI, including unexpected transaction costs, the costs of integrating operations, severance, professional fees and other expenses; the diversion of management time on issues related to the mergers; the failure to consummate or any delay in consummating the merger for other reasons; changes in laws or regulations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers and employees by competitors; the difficulties and risks inherent with entering new markets.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in the Company’s annual report on Form 10-K for the year ended December 31, 2024 under “Special Cautionary Notice Regarding Forward- Looking Statements” and “Risk Factors”, and otherwise in the Company’s SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at www.sec.gov.

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CONTACT:

Ryan Cohn

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(850) 577-0422